EXHIBIT 99(6)

                                     CONSENT

         I hereby consent to the reference to me under the caption "Management-Directors and Executive Officers" in the Joint Proxy
Statement/Prospectus forming a part of the Registration Statement on Form S-4 of Checkers Drive-In Restaurants, Inc. relating to its merger acquisition of Rally's Hamburgers, Inc.


Date:  June 21, 1999                   /s/ Andrew Puzder
                                       -------------------------------
                                       ANDREW PUZDER